SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 2001

RESIDENTIAL ASSET FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated August 1, 2001, providing for the issuance of
C-BASS 2001-CB3 Trust,   C-BASS  Mortgage  Loan  Asset-Backed Certificates,
Series 2001-CB3).

                      RESIDENTIAL ASSET FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


      North Carolina                  333-81721-04              56-2064715
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


301 South College Street, DC-06
Charlotte, North Carolina                                        28202-6001
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 374-4868

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS 2001-CB3 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2001 ( the "Agreement"), among Residential Asset Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On October 25, 2001 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2001, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  December 18, 2001            By: /s/ Karen Schluter
                                        Karen Schluter
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         October 25, 2001

                                  Exhibit 99.1

                         Statement to Certificateholders
                                October 25, 2001


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                October 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                 ENDING
                    FACE         PRINCIPAL                                               REALIZED       DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       275,328,000.00      275,050,320.21    4,441,106.71    687,912.31  5,129,019.02     0.00        0.00     270,609,213.50
M1          9,727,000.00        9,727,000.00            0.00     53,287.75     53,287.75     0.00        0.00       9,727,000.00
M2         11,609,000.00       11,609,000.00            0.00     66,393.81     66,393.81     0.00        0.00      11,609,000.00
B1          9,570,000.00        9,570,000.00            0.00     57,451.90     57,451.90     0.00        0.00       9,570,000.00
B2          5,177,000.00        5,177,000.00            0.00     38,827.50     38,827.50     0.00        0.00       5,177,000.00
N          16,700,000.00       15,107,871.76    1,383,339.82    113,309.04  1,496,648.86     0.00        0.00      13,724,531.94
R                   0.00                0.00            0.00          0.00          0.00     0.00        0.00               0.00
TOTALS    328,111,000.00      326,241,191.97    5,824,446.53  1,017,182.31  6,841,628.84     0.00        0.00     320,416,745.44
AIO        86,000,000.00       86,000,000.00            0.00    143,333.33    143,333.33     0.00        0.00      86,000,000.00
X         313,764,624.50      313,486,944.40            0.00          0.00          0.00     0.00        0.00     309,045,837.69

----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------

                        BEGINNING                                                  ENDING                         PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL     INTEREST        TOTAL      PRINCIPAL          CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1A       12489WDS0     998.99145822     16.13023997   2.49851926   18.62875923   982.86121826      A1A           3.001250
M1        12489WDT8    1000.00000000      0.00000000   5.47833350    5.47833350  1000.00000000      M1            6.574000
M2        12489WDU5    1000.00000000      0.00000000   5.71916703    5.71916703  1000.00000000      M2            6.863000
B1        12489WDV3    1000.00000000      0.00000000   6.00333333    6.00333333  1000.00000000      B1            7.204000
B2        12489WDW1    1000.00000000      0.00000000   7.50000000    7.50000000  1000.00000000      B2            9.000000
N         N/A           904.66297964     82.83471976   6.78497246   89.61969222   821.82825988      N             9.000000
TOTALS                  994.30129429     17.75145158   3.10011645   20.85156804   976.54984271
AIO       12489WDR2    1000.00000000      0.00000000   1.66666663    1.66666663  1000.00000000      AIO           2.000000
X         N/A           999.11500508      0.00000000   0.00000000    0.00000000   984.96074305      X             0.000000
-------------------------------------------------------------------------------------------  ------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------



                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                October 25, 2001


Sec. 4.06(iii) O/C Amount                                                               2,353,624.19
Sec. 4.06(iii) Targeted O/C Amount                                                      2,353,234.68
Sec. 4.06(iii) O/C Deficiency Amount                                                            0.00
Sec. 4.06(iii) O/C Release Amount                                                               0.00
Sec. 4.06(iii) Monthly Excess Interest                                                  1,478,602.12
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                          1,478,602.12
Sec. 4.06(iii) Extra Principal Distribution Amount                                              0.00

Sec. 4.06(iv) Servicing Compensation                                                            0.00
Sec. 4.06(iv) Servicing Fee                                                               129,008.31
Sec. 4.06(iv) PMI Premium                                                                  80,153.24
Sec. 4.06(iv) Special Servicing Fee Accrued                                                10,500.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                                            0.00
Sec. 4.06(iv) Special Servicing Fee Paid                                                        0.00

Sec. 4.06(v) Current Advances                                                                   0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                                 166,984,610.74
Sec. 4.06(vi) Ending Collateral Balance Group 1 Sub-Group 1                             6,806,546.83
Sec. 4.06(vi) Ending Collateral Balance Group 1 Sub-Group 2                           160,178,063.91
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                                 142,061,226.95

Sec. 4.06(vii) Total Beginning Number of Loans                                              5,240.00
Sec. 4.06(vii) Group 1A Beginning Number of Loans                                             116.00
Sec. 4.06(vii) Group 1B Beginning Number of Loans                                           3,680.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                      3,796.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                      1,444.00


Sec. 4.06(vii) Total Ending Number of Loans                                                 5,176.00
Sec. 4.06(vii) Group 1A Ending Number of Loans                                                115.00
Sec. 4.06(vii) Group 1B Ending Number of Loans                                              3,637.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                         3,752.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                         1,424.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                                   10.47%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                         10.77%
Sec. 4.06(vii) Group 1A Weighted Average Mortgage Rate                                         8.71%
Sec. 4.06(vii) Group 1B Weighted Average Mortgage Rate                                        10.54%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                         10.48%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                       250.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                       331.00



Sec. 4.06(viii)Loans Delinquent

                 Group 1

                Category        Number    Principal Balance         Percentage
                1 Month           501           16,957,894.82         10.16 %
                2 Month           180            6,915,522.70          4.14 %
                3 Month           143            8,046,576.36          4.82 %
                Total             824           31,919,993.88         19.12 %

                 Group 2
                Category        Number    Principal Balance         Percentage
                1 Month           124           11,506,584.06           8.1 %
                2 Month            58            5,165,073.25          3.64 %
                3 Month            23            2,208,549.49          1.55 %
                Total             205           18,880,206.80         13.29 %

               Group Totals
                Category        Number    Principal Balance         Percentage
                1 Month           625           28,464,478.88          9.21 %
                2 Month           238           12,080,595.95          3.91 %
                3 Month           166           10,255,125.85          3.32 %
                Total           1,029           50,800,200.68         16.44 %


                                      -7-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                October 25, 2001

Please Note: Delinquency Numbers Include Bankruptcies and Forecloures


Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1A                          7.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1A                         527,728.14
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 1B                          494.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 1B                         16,430,166.68
Sec. 4.06(viii) Number of Loans 30 Days Delinquent in Group 2                           124.00
Sec. 4.06(viii) Balance of Loans 30 Days Delinquent in Group 2                          11,506,584.06

Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1A                          5.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1A                         484,913.79
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 1B                          175.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 1B                         6,430,608.91
Sec. 4.06(viii) Number of Loans 60 Days Delinquent in Group 2                           58.00
Sec. 4.06(viii) Balance of Loans 60 Days Delinquent in Group 2                          5,165,073.25

Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1A                         33.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1A                        2,289,023.83
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 1B                         110.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 1B                        5,757,552.53
Sec. 4.06(viii) Number of Loans 90+ Days Delinquent in Group 2                          23.00
Sec. 4.06(viii) Balance of Loans 90+ Days Delinquent in Group 2                         2,208,549.49


Sec. 4.06(viii)Loans in Foreclosures
                Loans in Foreclosure

                 Group 1
                 Number                 Principal Balance     Percentage
                     0                          0.00               0.00%
                 Group 2
                 Number                 Principal Balance     Percentage
                     0                          0.00               0.00%
                Group Totals
                 Number                 Principal Balance     Percentage
                     0                          0.00               0.00%

Sec. 4.06(viii) Number of Foreclosures in Group 1A                                      0.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1A                                     0.00
Sec. 4.06(viii) Number of Foreclosures in Group 1B                                      0.00
Sec. 4.06(viii) Balance of Foreclosures in Group 1B                                     0.00
Sec. 4.06(viii) Number of Foreclosures in Group 2                                       0.00
Sec. 4.06(viii) Balance of Foreclosures in Group 2                                      0.00


Sec. 4.06(viii)Loans in Bankruptcy

                Loans in Bankruptcy
                 Group 1
                 Number                 Principal Balance     Percentage
                   132                    6,383,802.76          3.82%

                 Group 2
                 Number                 Principal Balance     Percentage
                    25                    1,973,881.79          1.39%

                Group Totals
                 Number                 Principal Balance     Percentage
                   157                    8,357,684.55          2.70%


Sec. 4.06(viii) Number of Bankruptcies in Group 1A                                      23.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 1A                                     1,648,185.97
Sec. 4.06(viii) Number of Bankruptcies in Group 1B                                      109
Sec. 4.06(viii) Balance of Bankruptcies in Group 1B                                     4,735,616.79
Sec. 4.06(viii) Number of Bankruptcies in Group 2                                       25.00
Sec. 4.06(viii) Balance of Bankruptcies in Group 2                                      1,973,881.79



                                      -8-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                October 25, 2001

Sec. 4.06(ix)Loans in REO

                Group 1
                 Number                 Principal Balance     Percentage
                     0                          0.00               0.00%
                 Group 2
                 Number                 Principal Balance     Percentage
                     0                          0.00               0.00%
                Group Totals
                 Number                 Principal Balance     Percentage
                     0                          0.00               0.00%

Sec. 4.06(ix)  Number of Reo's in Group 1A                                              0.00
Sec. 4.06(ix)  Balance of Reo's in Group 1A                                             0.00
Sec. 4.06(ix)  Number of Reo's in Group 1B                                              0.00
Sec. 4.06(ix)  Balance of Reo's in Group 1B                                             0.00
Sec. 4.06(ix)  Number of Reo's in Group 2                                               0.00
Sec. 4.06(ix)  Reo's in Group 2                                                         0.00

Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(x) REO Book Value Group 1A                                                    0.00
Sec. 4.06(x) REO Book Value Group 1                                                     0.00
Sec. 4.06(x) REO Book Value Group 1B                                                    0.00
Sec. 4.06(x) REO Book Value Group 2                                                     0.00

Sec. 4.06(x) Reperforming Loans                                                        97.00
Sec. 4.06(x) Reperforming Loan Balances                                         7,191,816.37

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1A                                                     17,094.94
Principal Prepayments Group 1                                                      1,236,357.94
Principal Prepayments Group 1B                                                     1,219,263.00
Principal Prepayments Group 2                                                      1,965,646.46

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       28,546.74

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1A                                            0.00
Current Realized Losses Incurred in Group 1                                             0.00
Current Realized Losses Incurred in Group 1B                                            0.00
Current Realized Losses Incurred in Group 2                                             0.00

Current Realized Losses Incurred in Group 1A                                            0.00
Cummulative Realized Losses Incurred in Group 1                                         0.00
Current Realized Losses Incurred in Group 1B                                            0.00
Cummulative  Realized Losses Incurred in Group 2                                        0.00


Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount                       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                                     0.00

Sec. 4.06(xvii) Unpaid Interest                                                         0.00
Class A1A Unpaid Interest Shortfall                                                     0.00
Class M1 Unpaid Interest Shortfall                                                      0.00
Class M2 Unpaid Interest Shortfall                                                      0.00
Class B1  Unpaid Interest Shortfall                                                     0.00
Class B2  Unpaid Interest Shortfall                                                     0.00
Class N Unpaid Interest Shortfall                                                       0.00



                                      -9-






                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB3
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                October 25, 2001

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                         387.37

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                      0.00

Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A                               0.00

Sec. 4.06(xiv) Has the Trigger Event Occurred                                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                  n/a

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.000%

Sec. 4.06(xxv) Available Funds by Group
        Available Funds                                                            6,967,302.79
        Interest Remittance Amount                                                 2,526,196.08
        Principal Remittance Amount                                                4,441,106.71

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00

